UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): September 12, 2016

RICH UNCLES NNN REIT, INC.

(Exact name of registrant as specified in its charter)

California	333-205684	47-4156046
(State or other jurisdiction of incorporation or organization)	(Commission File Number) 3080 Bristol Street, Suite 550, Costa Mesa, CA 92626 (Address of principal executive offices) (Zip Code) (855) 742-4862 (Registrant’s telephone number, including area code)	(I.R.S. Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 12, 2016 the registrant announced the declaration of a monthly distribution in the amount of $0.05417 per share of common stock (a 6.5% annual return), with pro rata adjustment based upon the number of days shareholders held their shares of common stock during the month of August 2016, payable to holders of record as of August 31, 2016.

A copy of the email communication announcing the distribution is attached as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Email communication sent on August 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2016	RICH UNCLES NNN REIT, INC.

	By	/s/ Jean Ho
Jean Ho
Chief Financial Officer